UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2009

USR Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-139045	26-1875304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

20333 State Highway 249, Suite 200, Houston, Texas		77070
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (281) 378-8029

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On May 12, 2009, the sole director of our company approved a two (2) for one (1) reverse stock split of our authorized and issued and outstanding shares of common stock. Once effective, our authorized capital will decrease from 150,000,000 shares of common stock with a par value of $0.001 to 75,000,000 shares of common stock with a par value of $0.001 and our issued and outstanding shares will decrease from 15,020,017 shares of common stock to 7,510,008 shares of common stock.

In addition, the sole director approved the change of name of our company to “Ecologic Transportation, Inc.”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USR TECHNOLOGY, INC.

/s/ John Ogden
John Ogden
President

Date May 26, 2009